Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dexterity Surgical, Inc. (the “Company”) on Form 10-QSB for this quarterly period as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Randall K. Boatright, Interim Chief Executive Officer and Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Randall K. Boatright

______________________________________

Randall K. Boatright

Interim Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)

Date:

October 22, 2007